Exhibit 99.2

 ServisFirst Bancshares, Inc.  NYSE: SFBS  April 2023

 Forward-Looking Statements  Statements in this press release that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. The words "believe," "expect," "anticipate," "project," “plan,” “intend,” “will,” “could,” “would,” “might” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. ServisFirst Bancshares, Inc. cautions that such forward-looking statements, wherever they occur in this press release or in other statements attributable to ServisFirst Bancshares, Inc., are necessarily estimates reflecting the judgment of ServisFirst Bancshares, Inc.’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Such forward-looking statements should, therefore, be considered in light of various factors that could affect the accuracy of such forward-looking statements, including, but not limited to: the global health and economic crisis precipitated by the COVID-19 outbreak; general economic conditions, especially in the credit markets and in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships, including in light of the continuing high rate of domestic inflation; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in our loan portfolio and the deposit base; economic crisis and associated credit issues in industries most impacted by the COVID-19 outbreak; possible changes in laws and regulations and governmental monetary and fiscal policies, including, but not limited to, economic measures intended to curb rising inflation; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and the value of collateral; the effect of natural disasters, such as hurricanes and tornados, in our geographic markets; and increased competition from both banks and non-bank financial institutions. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-looking Statements” and “Risk Factors” in our most recent Annual Report on Form 10-K, in our Quarterly Reports on Form 10-Q for fiscal year 2022, and our other SEC filings. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained herein. Accordingly, you should not place undue reliance on any forward-looking statements, which speak only as of the date made. ServisFirst Bancshares, Inc. assumes no obligation to update or revise any forward-looking statements that are made from time to time.   2

     Deposits overview  3  Business Segment  New Accounts opened in 2023  Commercial  1724  Consumer  1097  Diversified deposit base  Top Commercial Sectors by NAICS Industry Sectors:  % of Total Deposits  Commercial Banking   4.72%  Offices of Lawyers  3.19%  Commercial and Institutional Building Construction   2.25%  Colleges, Universities, and Professional Schools   2.17%  Wholesale Trade Agents and Brokers   2.11%  Other Activities Related to Real Estate   2.03%  Other General Government Support   1.84%  Courts   1.77%  Lessors of Residential Buildings and Dwellings   1.67%  Trusts, Estates, and Agency Accounts   1.59%  Executive Offices   1.40%  Lessors of Nonresidential Buildings  1.32%  New Car Dealers   1.27%  Nonresidential Property Managers   1.27%  Engineering Services  1.22%  Trust, Fiduciary, and Custody Activities   1.14%  New Single-Family Housing Construction   1.00%  Religious Organizations   0.96%  Private Households  0.90%  Residential Property Managers   0.87%  Administrative & General Management Consulting Services   0.84%  Elementary and Secondary Schools   0.81%  Offices of Other Holding Companies   0.79%  Truck Trailer Manufacturing   0.79%  Offices of Physicians (except Mental Health Specialists)   0.77%  Nursing Care Facilities (Skilled Nursing Facilities)   0.70%  Insurance Agencies and Brokerages   0.69%  Plumbing, Heating, and Air-Conditioning Contractors   0.59%  Iron and Steel Mills and Ferroalloy Manufacturing   0.59%  Time frame  Deposit Balance  % of Deposits  Accounts opened prior to 2020   $8,809,667   78%            Business Segment  % of Total Deposits  Commercial   81%                     Consumer  19%

 Deposits Overview Continued  4  Deposit Flows by Month  Net deposit inflows (outflows)  January  February  March  Total  Total deposits  (162,851)  207,435  23,926  68,512  Correspondent Relationships  DDA  %  Term MM  %  Total  %  Non-settlement  52,986   25%  263,362   35%  833,373   37%  Settlement  159,657   75%  497,300   65%  1,406,236   63%  Total  212,643   760,662   2,239,609   Select Financial Ratios – ServisFirst Bank and Peer Banks  Source: S&P Global Market Intelligence  ServisFirst Bank  2022Y Actual  Avg Banks $10-50B  2022Y Actual  Efficiency Ratio  30.50  53.39  Net Interest Margin  3.41  3.23  Return on Avg Assets  1.73  1.10  Return on Avg Equity  20.00  11.12  YOY Earnings Growth  21.07  3.00  We have opened 2,821 new accounts during the 1st quarter of 2023, a 23% increase over 1st quarter 2022  Stable fundings from Correspondent banking relationships anchored by substantial settlement accounts  Total correspondent bank funding is    63% Settlement vs 37% Non-Settlement  Deposit pipeline has increased by $244 million since year-end, or 51%  Our business accounts are primarily from owner managed businesses  .

 Liquidity  5  ($ in 000's)  Balance at   12/31/22  Balance at 3/31/23  AFS (unrealized losses Pre-tax)                    62,567   63,461   HTM (unrealized loss pre-tax)  98,175   84,028   Total securities unrealized loss pre-tax                  160,742   147,489   Net Unrealized loss on AFS after tax                   45,348   46,015   Net unrealized loss on HTM after tax  73,533   62,937   Net unrealized loss on securities after tax  118,881   108,952   Capital Analysis  CET1 Capital   1,326,035   1,428,872   net unrealized loss on securities after tax  118,881   108,952   CET1 Adjusted for U/R Gain/Loss  1,207,154   1,319,920   Liquidity Table  Bond Portfolio Unrealized Gain/Loss  Liquidity  12/31/2022   3/31/2023    ($ in 000's)  Capacity   Capacity   Cash  700,528   870,971   AFS Securities, net of pledged  642,428   608,491   Total on balance sheet liquidity   1,342,956   1,479,462   FHLB fundings availability    3,100,000  3,100,000   Correspondent lines of credit availability  265,000   265,000   Brokered deposit availability   3,600,000       3,600,000   Total Available Liquidity   8,307,956       8,444,462

 Capital, Investments, & Liquidity  6  Well-Capitalized  ServisFirst has always been well-capitalized per regulatory standards. Our bank level Tier 1 leverage ratio increased year over year from 8.08% at 3/31/22 to 9.91% at 3/31/23, or 23%, while total capital increased $167 million.  As of March 31, 2023, our bank level Tier 1 Capital Leverage Ratio was 9.91% and when adjusted for AFS unrealized losses, net of tax, it would be 9.59%. When adjusted for both AFS and HTM unrealized losses, net of tax, the Tier 1 Capital Leverage Ratio would be 9.15%.  Credit ratings were affirmed on 3/31/2023 after annual review with Kroll Bond Rating Agency.  Conservative & Stable Investment Portfolio Management  Our investment portfolio is prudently managed, with a focus on short-term, high-quality, liquid securities.  Our portfolio is approximately 11% of our assets, it serves as collateral for public deposits and provides liquidity for our bank.  At March 31, 2023, our AFS securities totaled $625 million with a duration of 2.3 years and HTM securities totaled $938 million with a duration of 5.8 years.  Available Sources of Liquidity  Historically, our bank experiences minimal deposit growth during the first quarter. Year to date we have continued to fund our bank with core deposits and relationship banking.  We have no borrowings with the FHLB.  We have loans pledged to the FHLB providing approximately $1.4 billion in available funding.  We have additional unpledged CRE loans that would provide approximately $1.7 billion in additional funding through the FHLB for a total of $3.1 billion.  The bank also has $402.5 million in unpledged securities that can be pledged for liquidity.  We have no brokered deposits but our policy allows for brokered deposits of up to 25% of total assets.

 Credit  Since the bank’s founding we have focused our calling efforts on owner operated C&I companies in the Southeast. Almost half of our loan portfolio is comprised of C&I and Owner Occupied Real Estate loans, which is among the highest in our industry.  The average remaining maturity of our commercial loan portfolio is 3.5 years.  Pristine Credit Quality  Charge-offs for the first quarter were only  $1.5MM or 5 basis points (bps) annualized.   Non Performing Loans to Total Loans were 15bps which is near our historical lows.  Past Dues to total loans were 17bps for the quarter.  Loan loss reserve was 1.28% of total loans at quarter-end, up from 1.25% at year end.   Commercial Real Estate  Office Exposure represents less than $388 million, or  3.3% of total loans with an average loan size of $1.5MM and typically in suburban settings. Our largest office exposure credit is a $21 million suburban medical office building with a strong sponsor.  Loans secured by multifamily properties total $1.36 billion or 11.7% of total loans. These projects are focused in the Sun Belt and the bank generally has 30% - 35% equity upfront.  Single family residential development represents $258 million in exposure, or 2.2% of total loans.   Lot and Land exposure represents $267 million in exposure, or 2.3% of total loans.   AD&C loans as a percent of capital decreased to 93% at 3/31 down from 100% at year-end.  7